Exhibit 99.1

Wireless Telecom Group, Inc. Announces the Sale of its RF Components Business, Microlab LLC, to RF Industries, Inc.

Following the sale, Wireless Telecom Group plans to focus its business strategy on its higher-growth, higher-margin test and measurement and 5G product and software businesses

Parsippany, New Jersey, USA – December 17, 2021 –Wireless Telecom Group, Inc. (NYSE American: WTT) (the “Company”) today announced that it entered into a definitive agreement to sell its Microlab LLC radio frequency components business to RF Industries, Inc. (NASDAQ: RFIL) for an aggregate cash consideration of $24.25 million. The transaction, which was unanimously approved by the board of directors of both companies, is subject to various terms and conditions, including approval by Wireless Telecom Group’s shareholders. The Company will file a proxy statement regarding the proposed transaction with the Security and Exchange Commission (the “SEC”) as described below.

“Today’s announcement accelerates Wireless Telecom Group’s transformation into a leading test and measurement, and specialized 5G software service solutions provider. After the transaction is completed, we will be debt free and have approximately $17.0 million in cash and cash equivalents,” said Tim Whelan, CEO of Wireless Telecom Group, Inc. “We believe the benefits of a strengthened balance sheet and streamlined business model will drive improvements to our strategy for long-term profitable growth as we focus on our other higher-growth, higher-margin businesses.”

Mr. Whelan continued: “We are guided by driving shareholder value and we have transformed our business, increasing the size of our total addressable market, adding new higher value software solutions, and expanding our portfolio of new cutting-edge products. As a result, consolidated gross margins have increased significantly and we are expecting to benefit from larger market growth opportunities in 5G private networks, small cell deployments, and highly demanding test and measurement solutions.”

“Following the sale, our strategy will continue to focus on our specialized software and test and measurement solutions to address customer’s unique pain points developing their differentiated solutions in the semiconductor, satellite, aerospace and defense sectors. I am excited by the direction we are heading, and Wireless Telecom Group will continue to evaluate all opportunities to create significant value for our shareholders,” continued Mr. Whelan.

At the completion of the transaction, Wireless Telecom Group will be comprised of Boonton, Holzworth and Noisecom brands within its test and measurement product group, and the CommAgility brand within its radio, baseband, and software product group. The transaction will allow Wireless Telecom Group to prepare for the next stage of transformation with a stronger concentration of revenues and the ability to focus its investments on long-term and high-growth opportunities, including satellite communications, 5G small cell and private network deployments, and growth in applications related to semiconductor testing, military and defense spending and quantum computing.

Craig-Hallum Capital Group LLC is serving as exclusive financial advisors to Wireless Telecom Group and Bryan Cave Leighton Paisner LLP is acting as legal advisor.

B. Riley Securities is serving as the financial advisor to RF Industries and DLA Piper is acting as legal advisor.

About Wireless Telecom Group, Inc.

Wireless Telecom Group, Inc., comprised of Boonton, CommAgility, Holzworth, Microlab and Noisecom, is a global designer and manufacturer of advanced RF and microwave components, modules, systems, and instruments. Serving the wireless, telecommunication, satellite, military, aerospace, semiconductor and medical industries, Wireless Telecom Group products enable innovation across a wide range of traditional and emerging wireless technologies. With a unique set of high-performance products including peak power meters, signal generators, phase noise analyzers, signal processing modules, LTE PHY/stack software, power splitters and combiners, GPS repeaters, public safety components, noise sources, and programmable noise generators, Wireless Telecom Group enables the development, testing, and deployment of wireless technologies around the globe. Wireless Telecom Group is headquartered in Parsippany, New Jersey, in the New York City metropolitan area, and maintains a global network of Sales and Service offices for excellent product service and support. Wireless Telecom Group’s website address is http://www.wirelesstelecomgroup.com.

About RF Industries, Inc.

RF Industries designs and manufactures a broad range of interconnect products across diversified, growing markets, including wireless/wireline telecom, data communications and industrial. The Company’s products include RF connectors, coaxial cables, data cables, wire harnesses, fiber optic cables, custom cabling, energy-efficient cooling systems and integrated small cell enclosures. The Company is headquartered in San Diego, California with additional operations in Long Island, New York, Vista, California, Milford, Connecticut and North Kingstown, Rhode Island. Please visit the RF Industries website at www.rfindustries.com.

Important Information for Investors and Shareholders

This press release may be deemed solicitation material in respect of the proposed sale by the Company of its subsidiary Microlab LLC. In connection with the proposed transaction, the Company will file relevant materials with the SEC, including a definitive proxy statement that will be mailed to shareholders of the Company. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at www.wirelesstelecomgroup.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants

The Company and its directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 19, 2021 and its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 22, 2021. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance, or similar words. Forward-looking statements include, among others, that after the transaction is completed we will be debt free and have cash and cash equivalents of $17.0 million, our belief that the benefits of a strengthened balance sheet and streamlined business model will drive significant value, our expectation to benefit from significant market growth opportunities and our current strategy for long-term growth. Investors are cautioned that such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including but not limited to, , the ability of our management to successfully implement our business plan and strategy after the divestiture of Microlab, the impact that the evolving COVID-19 pandemic may have on our business, our supply chain, freight costs and the economy in the future, our ability to hire and retain key personnel with appropriate technical abilities, our dependency on capital spending by our customers and end users, our dependency on the deployment of 4G LTE and 5G NR private networks and related services to grow our business, the impact of the loss of any significant customers, product demand and development of competitive technologies in our market sector, the impact of competitive products and pricing, our abilities to protect our intellectual property rights, our ability to manage risks related to our information technology and cyber security, among others. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties are disclosed in our Annual Report on Form 10-K for the year ended December 31, 2020 as supplemented and revised by the risks and uncertainties set forth in the Company’s subsequent reports filed with the SEC. The Company’s forward-looking statements speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements whether as a result of new information, future developments or otherwise, as except as required by law.

Company Contact:

Mike Kandell 973-386-9696

Investor Relations Contact:

SM Berger and Company 216-464-6400